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                                                                   EXHIBIT 10.16

      Amendment to Reebok Executive Performance Incentive Plan
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     Pursuant to Section 9 of the Reebok Executive Performance Incentive Plan
(the "Plan"), the Compensation Committee adopts the following amendment to the Plan (capitalized terms used herein without definition shall have the respective meanings set forth in the Plan):

      1. Section 4 of the Plan shall be amended by deleting paragraphs (a) and (d) of such Section in their entirety and substituting the following:

            (a) Within 90 days after the beginning of each fiscal year of the Company (a "year") or the beginning of such other performance period as may be determined by the Committee, the Committee will select Participants for the year or other performance period, as applicable, and establish in writing (i) objective Performance Goal or Goals for each Participant for that year or other performance period, as applicable, based on one or more of the Performance Criteria, (ii) the specific Award amounts that will be paid to each Participant if the Performance Goal or Goals are achieved (the "Target Award") and (iii) the method by which such amounts will be calculated. At the Committee's option, the Committee may determine that all or any part of any Award may be paid in shares of Common Stock of the Company having an equivalent value to the amount of the Award to be paid in stock, which shares shall be subject to such restrictions as the Committee may determine. If the Committee determines that any part of the Award shall be paid in stock, it shall also determine the basis on which the Award will be converted into stock. Notwithstanding the foregoing, in all cases the Committee shall make the determinations required by this paragraph before 25% of the applicable performance period has passed and at such time as the determination of the actual amount of the Award to be paid to any Participant is substantially uncertain.

            (b) As soon as practicable following each year or other performance period, as applicable, while the Plan is in effect, the Committee shall determine and certify, for each Participant, the extent to which the Performance Goal or Goals have been met and the amount of the Award, if any, to be made. Awards will be paid to the Participants in cash and/or stock, as applicable, following such certification by the Committee and no later than ninety (90) days following the close of the year or other performance period, as applicable, with respect to which the Awards are made.



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      2.    Section 5 of the Plan shall be amended by deleting the first sentence thereof and substituting the following:

            "A Participant shall have no right to an Award under the Plan for any performance period in which the Participant is not actively employed by the Company or its Subsidiaries at the end of such performance period."

      3. Except as expressly set forth herein, the terms and conditions of the Plan shall remain unchanged and continue in full force and effect.